New York Mortgage Trust, Inc. Announces Leadership Succession

NEW YORK, NY November 16, 2021 (GLOBE NEWSWIRE) – New York Mortgage Trust, Inc. (Nasdaq: NYMT) (the “Company”) announced today that, Steven R. Mumma, the Chairman of the Board of Directors of the Company (the “Board”) and Chief Executive Officer, will transition to the role of Executive Chairman of the Company and that the Company’s President, Jason T. Serrano, will succeed Mr. Mumma as Chief Executive Officer of the Company, each effective on January 1, 2022.

As Executive Chairman, Mr. Mumma will remain an integral member of the executive management team and continue to play a significant role in the Company’s ongoing investment decisions, risk management activities, and capital management strategies. Mr. Mumma’s term as Executive Chairman will begin on January 1, 2022 and continue through December 31, 2022, subject to extension upon mutual agreement of the parties.

“We were extremely fortunate to have been able to recruit Jason to the Company as our President in January 2019 after building a distinguished career as an alternative credit asset manager. Over the last two years, Jason has assumed leadership roles across all of the Company’s investment strategies and operations and greatly expanded our capabilities in self-managing, sourcing and developing credit assets,” said Mr. Mumma. “While I will remain actively engaged in important investment strategy decisions and oversight of the Company’s operations, I am excited about Jason’s capability to lead the Company’s day-to-day operating activities moving forward.”

“As a Board, we are excited about the elevation of Steve and Jason into these new leadership roles,” said Alan L. Hainey, the Company’s lead independent director, and David R. Bock, the Chairman of the Nominating & Corporate Governance Committee of the Board. “Steve has been with the Company since it went public in 2004 and as CEO helped build a successful and vibrant organization and put together a talented and dedicated team. We are so appreciative of what he has built here over the past 13 years as CEO and pleased that he will continue on with us as Executive Chairman. As President, Jason has proven himself to be a strong leader and contributor to the success of NYMT and the Board is looking forward to working closely with him in his new role as CEO.”

Mr. Mumma has served as Chief Executive Officer since February 2009 and Chairman of the Board since March 2015. Mr. Mumma was appointed President, a role he held until May 2016, and Co-Chief Executive Officer effective March 31, 2007 and served as Chief Financial Officer from November 2006 to October 2010. Prior to serving in the above capacities, Mr. Mumma served as the Company’s Chief Investment Officer, a position to which he was named in July 2005, and as Chief Operating Officer, commencing in November 2003.

“I am honored to be selected by the Board as the Company’s next Chief Executive Officer,” said Mr. Serrano. “I am excited about the prospects for the Company and the opportunity to lead an experienced group of investment professionals as we endeavor to continue to deliver long-term stable distributions to our stockholders over changing economic conditions,” said Mr. Serrano. “I look forward to partnering with Steve and the rest of the Board as we position the Company for future growth.”

Mr. Serrano has served as the Company’s President since January 2019 and has been a member of the Board since March 2019. Prior to joining the Company, Mr. Serrano was a Partner at Oak Hill Advisors, L.P. (“OHA”), an alternative investment management firm, from January 2014 to December 2018 and a Managing Director at OHA from April 2008 to December 2013. While at OHA, Mr. Serrano ran the mortgage investment business. Prior to joining OHA, Mr. Serrano served as a Principal at The Blackstone Group, where he led the structured finance investment team. Before Blackstone, he spent five years at Fortress Investment Group as Vice President, assisting in the management of $2 billion of distressed structured products and whole-loan portfolios. He also spent five years at Moody’s as a rating analyst for collateralized debt obligations and derivatives.

About New York Mortgage Trust

New York Mortgage Trust, Inc. is a Maryland corporation that has elected to be taxed as a real estate investment trust (“REIT”) for federal income tax purposes. NYMT is an internally managed REIT in the business of acquiring, investing in, financing and managing primarily mortgage-related single-family and multi-family residential assets.

Forward-Looking Statements

When used in this press release, in future filings with the Securities and Exchange Commission (the “SEC”) or in other written or oral communications, statements which are not historical in nature, including those containing words such as “will,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “could,” “would,” “should,” “may” or similar expressions, are intended to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, as such, may involve known and unknown risks, uncertainties and assumptions. Statements regarding the following subject, among others, may be forward-looking: leadership transition.

Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the Company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results and outcomes could differ materially from those projected in these forward-looking statements due to a variety of factors, including, without limitation: changes in the Company’s business and investment strategy; changes in interest rates and the fair market value of the Company’s assets, including negative changes resulting in margin calls relating to the financing of the Company’s assets; changes in credit spreads; changes in the long-term credit ratings of the U.S., Fannie Mae, Freddie Mac, and Ginnie Mae; general volatility of the markets in which the Company invests; changes in prepayment rates on the loans the Company owns or that underlie the Company’s investment securities; increased rates of default or delinquency and/or decreased recovery rates on the Company’s assets; the Company’s ability to identify and acquire targeted assets, including assets in its investment pipeline; changes in relationships with the Company’s financing counterparties and the Company’s ability to borrow to finance its assets and the terms thereof; the Company’s ability to predict and control costs; changes in laws, regulations or policies affecting the Company’s business, including actions that may be taken to contain or address the impact of the COVID-19 pandemic; the Company’s ability to make distributions to its stockholders in the future; the Company’s ability to maintain its qualification as a REIT for federal tax purposes; the Company’s ability to maintain its exemption from registration under the Investment Company Act of 1940, as amended; risks associated with investing in real estate assets, including changes in business conditions and the general economy, the availability of investment opportunities and the conditions in the market for Agency RMBS, non-Agency RMBS, ABS and CMBS securities, residential loans, structured multi-family investments and other mortgage-, residential housing- and credit-related assets, including changes resulting from the ongoing spread and economic effects of COVID-19; and the impact of COVID-19 on the Company, its operations and its personnel.

These and other risks, uncertainties and factors, including the risk factors described in the Company’s reports filed with the SEC pursuant to the Exchange Act, could cause the Company’s actual results to differ materially from those projected in any forward-looking statements the Company makes. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For Further Information

AT THE COMPANY
Investor Relations
Phone: 212-792-0107
Email: InvestorRelations@nymtrust.com